UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2026

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC
6.375% Junior Subordinated Notes due 2086	SRJN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2026, Spire Resources LLC, a Missouri limited liability company and wholly-owned subsidiary of Spire Inc. (the “Seller”), and Boardwalk Pipelines, LP, a Delaware limited partnership (the “Purchaser”) (collectively the “Parties”), entered into a Membership Interests Purchase Agreement (the “Agreement”), pursuant to which the Seller has agreed to sell to the Purchaser all of the issued and outstanding membership interests of Spire Marketing Inc., a Missouri corporation and wholly-owned subsidiary of Seller (the “Spire Marketing”), for a cash purchase price of equal to $215.0 million, subject to customary adjustments as set forth in the Agreement (the “Transaction”).

Prior to the closing of the Transaction, Seller agrees to cause Spire Marketing to convert from a corporation organized in Missouri into a limited liability company organized in Delaware. The Agreement includes customary representations, warranties and closing conditions agreed to by the Parties, including assurances regarding ownership of the membership interests, compliance with applicable laws, and the accuracy of financial statements. Additionally, the Seller has agreed to certain post-closing covenants, including a four-year non-compete, a non-solicitation restriction and customary indemnification obligations. If the Agreement is terminated due to a failure to obtain clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the Purchaser is required to pay the Seller a termination fee of $12.9 million. The Transaction is expected to close during the third quarter of Spire Inc.’s fiscal year 2026.

In connection with the Transaction, Spire Inc. has entered into a Guaranty Agreement guaranteeing the obligations of the Seller under the Agreement and the other transaction documents.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 30,2026, Spire issued a press release announcing the Transaction, which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, Spire released an investor presentation providing additional detail on the Transaction, which is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information provided in this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Information

This document contains “forward looking statements” that are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as, but not limited to: “estimates,” “expects,” “projects,” “anticipates,” “intends,” “targets,” “plans,” “forecasts,” “may,”, “likely,” “would,” “should”, “anticipated” and similar expressions.

Actual outcomes or results could differ materially from the forward-looking statements as a result of changes in circumstances, assumptions not being realized or other risks, uncertainties and other factors, including but not limited to, conditions to the completion of the Transaction, such as receipt of required regulatory clearances, not being satisfied; closing of the Transaction being delayed or not occurring at all; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Agreement; Spire being unable to achieve the anticipated benefits of the Transaction; significant transaction costs associated with the Transaction; the risk that disruptions from the Transaction will harm the businesses, including current plans and operations; the ability to retain and/or hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Transaction; and other factors relating to the operations and financial performance discussed in Spire’s filings with the SEC.

Although the forward-looking statements contained in this document are based on estimates and assumptions that management believes are reasonable, various uncertainties and risk factors may cause future performance or results to be different than those anticipated. More complete descriptions and listings of these uncertainties and risk factors can be found in Spire’s Annual Report on Form 10-K for the year ended September 30, 2025 and in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Spire cannot guarantee that the future results reflected in or implied by any such forward-looking statement will be realized or, even if substantially realized, will have the forecasted or expected consequences and effects for or on Spire’s operations or financial performance. Such forward-looking statements are made based on information available as of the date of this document, and Spire undertakes no obligation to revise or update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Membership Interests Purchase Agreement, dated March 28, 2026, by and between Spire Resources LLC and Boardwalk Pipelines, LP
99.1	Press Release, dated March 30, 2026, issued by Spire.
99.2	Investor Presentation, dated March 30, 2026.
104	Cover Page Interactive Data File (formatted in Inline XBRL and included in the Interactive Data Files submitted under Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.
Date:	March 30, 2026	By:	/s/ Adam Woodard
Adam Woodard Executive Vice President and Chief Financial Officer